Exhibit 99.1

MAY 29, 2026

TALKSPACE STOCKHOLDERS VOTE TO

APPROVE ACQUISITION BY UHS

New York, NY, May 29, 2026 (GLOBE NEWSWIRE) – Talkspace, Inc. (“Talkspace”) (Nasdaq: TALK) today announced that at the special meeting of Talkspace stockholders held on May 29, 2026, the Talkspace stockholders voted to approve the acquisition of Talkspace by Universal Health Services, Inc. (“UHS”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of March 9, 2026 (the “Merger Agreement”), by and among Talkspace, UHS and UHS Merger Subsidiary, Inc., an indirect wholly owned subsidiary of UHS.

Completion of the acquisition remains subject to the satisfaction or waiver of customary closing conditions, including the receipt of state regulatory approvals, and is expected to close in the third quarter of 2026.

About Talkspace

Talkspace is a leading virtual behavioral healthcare provider committed to helping people lead healthier, happier lives through access to high-quality mental healthcare. Talkspace pioneered the ability to text with a licensed therapist from anywhere and now offers a comprehensive suite of mental health services, including therapy for individuals, teens, and couples, as well as psychiatric treatment and medication management (18+). With Talkspace’s core therapy offerings, members are matched with one of thousands of licensed therapists within days and can engage in live video, audio, or chat sessions, and/or unlimited asynchronous text messaging sessions.

All care offered at Talkspace is delivered through an easy-to-use, fully-encrypted web and mobile platform that meets HIPAA, federal, and state regulatory requirements. Most Americans have access to Talkspace through their health insurance plans, employee assistance programs, our partnerships with leading healthcare companies, or as a free benefit through their employer, school, or government agency.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, statements regarding the proposed merger and related matters; the expected timetable for completing the proposed merger; prospective performance and opportunities; general business outlook; filings and approvals relating to the proposed merger; the ability to complete the proposed merger considering the various closing conditions; and any assumptions underlying any of the foregoing.

The forward-looking statements in this press release and other such statements we publicly make from time to time are only predictions. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the merger (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including the possibility that the merger does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for Talkspace will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including in circumstances which would require Talkspace to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the merger, including the possibility that the expected benefits from the merger will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) disruption from the merger making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers and other business counterparties, and Talkspace’s ability to attract, motivate or retain key executives, employees and other associates; (vii) risk related to the merger diverting Talkspace’s management’s attention from ongoing business operations; (viii) negative effects of the announcement or the consummation of the Merger on the market price of Talkspace common stock and on Talkspace’s operating results; (ix) the risk of litigation, including stockholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the merger; and (x) (A) other risks and uncertainties discussed in Talkspace’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Report and Quarterly Reports) and (B) other risk factors identified from time to time in other filings with the United States Securities Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at www.sec.gov.

The forward-looking statements in this press release are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

This press release should be read with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date hereof. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release or any forward-looking statements we may publicly make from time to time, whether as a result of any new information, future events or otherwise.

Media Contact Information:

Talkspace

Investors: talkspaceir@icrhealthcare.com

Media: Press@talkspace.com